UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

LONG-E INTERNATIONAL, INC.
(Exact name of registrant specified in charter)

Utah	000-28727	87-0624752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, China
(Address of principal executive offices) (Zip Code)

(86) 755 3396 5188
(Registrant’s telephone number, including area code)

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 14, 2007, Long-e International, Inc. (the “Company”) accepted the resignation of GC Alliance Limited, Certified Public Accountants (“GC Alliance”), as the Company's independent registered public accounting firm. The Company engaged GC Alliance to audit its financial statements for the years ended December 31, 2006, 2005 and 2004 (collectively, the “Audited Financial Statements”). The report of GC Alliance on the Audited Financial Statements did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

GC Alliance entered into an agreement in 2006 with Schwartz Levitsky Feldman LLP, pursuant to which GC Alliance will serve as a subcontractor of Schwartz Levitsky Feldman LLP. Accordingly, GC Alliance provided its resignation in conjunction with the anticipated changeover of primary audit responsibility for the Company to Schwartz Levitsky Feldman LLP. The decision to change accountants was approved and ratified by the Company’s board of directors. On March 14, 2007, with the approval of its board of directors, the Company engaged Schwartz Levitsky Feldman LLP, as the Company’s independent registered public accounting firm, effective as of March 14, 2007.

While GC Alliance was engaged by the Company, there were no disagreements with GC Alliance on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of GC Alliance would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Audited Financial Statements.

The Company provided GC Alliance with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that GC Alliance furnish the Company with a letter addressed to the Commission stating whether or not GC Alliance agrees with the foregoing statements. A copy of the letter from GC Alliance to the Commission, dated March 14, 2007, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ending December 31, 2006, 2005 and 2004, and prior to the appointment of Schwartz Levitsky Feldman LLP, neither the Company, or anyone on its behalf, consulted with GC Alliance or Schwartz Levitsky Feldman LLP regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from GC Alliance Limited, Certified Public Accountants dated March 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2007	By:	/s/ Bu Shengfu
Bu Shengfu
President and Chief Executive Officer (Duly Authorized Officer)

Date: March 14, 2007	By:	/s/ Liang Zhu
Liang Zhu
Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from GC Alliance Limited, Certified Public Accountants dated March 14, 2007